SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): July 23, 2003

Alpharma Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8593 (Commission File Number)	22-2095212 (IRS Employer Identification)

One Executive Drive, Fort Lee, New Jersey 07024 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (201) 947-7774

Not Applicable
______________________________________________ (Former name or former address, if changed since last report)

Item 7. Financial Statement and Exhibits

(c)       Exhibits.

     99.1   Press release issued by Alpharma Inc. on July 23, 2003.

Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition under Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure."

On July 23, 2003, Alpharma Inc. issued a press release announcing its financial results for the second quarter of 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.
By: /s/ Matthew T. Farrell
Matthew T. Farrell Executive Vice President and Chief Financial Officer

Date: July 23, 2003